Back to Form 8-K
Exhibit 99.1

IN THE CIRCUIT COURT OF THE THIRTEENTH JUDICIAL CIRCUIT
IN AND FOR HILLSBOROUGH COUNTY, FLORIDA
BUSINESS LITIGATION DIVISION

INTERMOUNTAIN IRONWORKERS TRUST	)
FUND, Derivatively and on Behalf of WELLCARE	)
HEALTH PLANS, INC.	) )
Plaintiff,	) )
v.	)
TODD FARHA, REGINA HERZLINGER, KEVIN	)
HICKEY, ALIF HOURANI, RUBEN KING-)
SHAW, JR., CHRISTIAN MICHALIK, and	)
NEAL MOSZKOWSKI,	) )
Defendants,	) )
And	) )
WELLCARE HEALTH PLANS, INC.,	)
a Delaware corporation,	) )
Nominal Defendant.	) ) CASE NOS.: 07-015349, 07-015846
MYRA KAHN TRUST, Derivatively and on Behalf	)
of WELLCARE HEALTH PLANS, INC.	) )
Plaintiff,	) )
v.	) )
TODD FARHA, REGINA HERZLINGER, KEVIN	)
HICKEY, ALIF HOURANI, RUBEN KING	)
-SHAW, JR., CHRISTIAN MICHALIK, and	)
NEAL MOSZKOWSKI,	) )
Defendants,	) )
and	) )
WELLCARE HEALTH PLANS, INC.,	)
A Delaware corporation,	) )
Nominal Defendant.	)
)

NOTICE OF PROPOSED PARTIAL SETTLEMENT OF DERIVATIVE ACTIONS

TO: ALL HOLDERS OF WELLCARE HEALTH PLANS INC. COMMON SHARES AS OF April 2, 2010.

PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY.  YOUR RIGHTS WILL BE AFFECTED.

THIS NOTICE RELATES TO A PROPOSED PARTIAL SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS AND CLAIMS ASSERTED ON BEHALF OF WELLCARE HEALTH PLANS, INC.

PURPOSE OF THIS NOTICE

This Notice is given pursuant to an Order of the Circuit Court of the Thirteenth Judicial Circuit in and for Hillsborough County, Florida.  The purpose of the Notice is to advise you that a consolidated shareholder derivative lawsuit is pending in the Court, and that certain of the parties thereto have reached a proposed partial settlement that would resolve part of this derivative action.  The terms and conditions of the proposed Settlement are summarized in this Notice and set forth in a Stipulation of Partial Settlement.

A Settlement Hearing will be held on June 22, 2010 at 2:45 p.m., before the Honorable Richard A. Nielsen, the Circuit Court of the Thirteenth Judicial Circuit in and for Hillsborough County, Florida, George E. Edgecomb Courthouse, 800 Twiggs Street, Tampa, Florida 33602, to consider the fairness, reasonableness and adequacy of the Settlement, and the request for payment of attorney’s fees and expenses to Plaintiffs’ Lead Counsel to be paid by WellCare and/or its insurers.  A copy of the Stipulation may be viewed on WellCare’s website at http://www.WellCare.com.

THIS NOTICE IS NOT AN EXPRESSION OF ANY OPINION BY THE COURT AS TO THE MERITS OF ANY CLAIMS OR ANY DEFENSES ASSERTED BY ANY PARTY IN THE DERIVATIVE ACTIONS, OR OF THE FAIRNESS, REASONABLENESS OR ADEQUACY OF THE PROPOSED PARTIAL SETTLEMENT.

DEFINITIONS

The capitalized terms in this Notice have the meaning set forth in the Stipulation on WellCare’s website at http://www.WellCare.com, and include the following defined terms:

                1.           “Action” means the consolidated action captioned Intermountain Ironworkers Trust Fund v. Todd Farha, et al., Case Nos. 07-015349, 07-015846 (Fla. Cir. Ct.).

2.           “Co-Lead Counsel” means Carney Williams Bates Bozeman & Pulliam, PLLC and Wagner, Vaughan & McLaughlin.

3.           “Court” means the Circuit Court of the Thirteenth Judicial Circuit in and for Hillsborough County, Florida.

4.           “Current WellCare Shareholder” or “Current WellCare Shareholders” means all record and beneficial owners of WellCare common shares and the representatives, trustees, executors, heirs, administrators, transferees, agents, successors, or assigns of all such owners, immediate or remote, in each case solely in their capacities as Shareholders of WellCare common shares as of the date of the filing of the Stipulation.

5.           “Independent Director Defendants” means Regina Herzlinger, Kevin Hickey, Alif Hourani, Ruben King-Shaw, Christian Michalik, and Neal Moszkowski.

6.           “Fee Award” means the amount upon which WellCare and Co-Lead Counsel for Plaintiffs agreed would be paid to Co-Lead Counsel for Plaintiffs for their fees and expenses, subject to Court approval of the Settling Parties’ agreement.

7.           “Former Officers” means Todd S. Farha, Paul Behrens, and Thaddeus Bereday.

8.           “Judgment” means the judgment to be rendered by the Court, substantially in the form attached as Exhibit A to the Stipulation.

9.           “Related Parties” means each of the Independent Director Defendant’s past or present assigns, predecessors, successors, spouses, heirs, executors, and administrators.

10.         “Released Claims” shall collectively mean all claims for relief, debts, demands, rights or causes of action or liabilities whatsoever (including, but not limited to, any claims for compensatory damages, punitive damages, interest, attorney’s fees, expert or consulting fees, and any other costs, expenses, liability or relief, monetary, injunctive, or otherwise), whether based on federal, state, local, foreign, international, statutory or common law or any other law, rule or regulation, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, pleaded or unpleaded, known or unknown, suspected or unsuspected (including “Unknown Claims”), arising out of or related to any of the claims that have been or could have been asserted in the Action by WellCare on its own behalf, or by Plaintiffs or any Current WellCare Shareholders derivatively on behalf of WellCare, against the Independent Director Defendants or the Released Persons that arise out of or relate to the facts, allegations, transactions, events, matters, or occurrences, acts, disclosures, statements, representations, omissions or failures to act which were alleged in the Action or otherwise based on the same set of operative facts as alleged in the Action.  “Released Claims” shall not include any and all claims of WellCare against the Former Officers, which are specifically preserved and not affected by this Stipulation of Partial Settlement.

11.         “Released Persons” means each and all of the Independent Director Defendants and their Related Parties.

12.         “Settlement” means the partial settlement contemplated by the Stipulation of Partial Settlement.

13.         “Settlement Hearing” means the hearing at which the Court will approve the Settlement.

14.         “Settling Parties” means, collectively, each of the Independent Director Defendants, WellCare (through the SLC) and Plaintiffs on behalf of themselves, WellCare and Current WellCare Shareholders.

15.         “SLC” means the Special Litigation Committee of the Board of Directors of WellCare and its counsel of record in the Action.

16.         “Stipulation” means the Stipulation of Partial Settlement.

17.         “Unknown Claims” means any Released Claim which any Plaintiff, WellCare or Current WellCare Shareholders do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement.  With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs and WellCare shall expressly waive and each of the Current WellCare Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights and benefits of California Civil Code §1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Upon the Effective Date, Plaintiffs and WellCare shall expressly waive, and each of the Current WellCare Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542.  Each Plaintiff, WellCare and Current WellCare Shareholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, each Plaintiff and WellCare shall expressly settle and release, and each Current WellCare Shareholder, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or noncontingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, reckless, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts.  The Settling Parties acknowledge, and the Current WellCare Shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the settlement of which this release is a part.

18.         “WellCare” means WellCare Health Plans, Inc. and all of its subsidiaries and affiliates.

THE ACTION

On November 13, 2007, Intermountain Ironworkers Trust Fund sued WellCare as a nominal defendant, as well as Todd Farha and several directors, in the Circuit Court of the Thirteenth Judicial Circuit in and for Hillsborough County, Florida alleging that Mr. Farha and the directors had breached their fiduciary duties to the Company and committed gross mismanagement, abuse of control and waste of corporate assets.  A separate derivative action was also filed shortly thereafter by the Myra Kahn Trust.  The two actions were consolidated on March 18, 2008.

Three similar actions were filed in the United States District Court for the Middle District of Florida and consolidated on December 7, 2007 as Rosky v. Farha et al., Case No. 8:07-cv-1952-VMC-MAP (M.D. Fla.).

On October 31, 2008, Plaintiffs filed their second amended consolidated verified shareholder derivative complaint on behalf of nominal defendant WellCare and against defendants Todd S. Farha, Regina E. Herzlinger, Kevin F. Hickey, Alif A. Hourani, Ruben Jose King-Shaw, Jr., Christian P. Michalik and Neal Moszkowski.  Generally, Plaintiffs alleged that the Company committed health care fraud resulting from its alleged inflation of expenditure information and encounter data in an attempt to artificially reduce the amount of the refund it owed to the State of Florida in connection with its behavioral health care contracts.

On April 28, 2009, this Court denied the defendants’ motions to dismiss the second amended consolidated verified shareholder derivative complaint.  On April 29, 2009, the WellCare Board of Directors voted to create the SLC to investigate the claims against WellCare asserted in this action.  The sole member of the SLC, David J. Gallitano, joined WellCare as a director on March 23, 2009.

A de facto stay has been in place during the SLC’s investigation.  The SLC moved to stay the case on May 12, 2009.  That motion was opposed by Plaintiffs and Defendant Farha.  After scheduling a hearing on the SLC’s motion to stay for September 2, 2009, the hearing was removed from the calendar by agreement of the SLC and the Plaintiffs.  No further action with regard to the SLC’s motion to stay has occurred.

On October 27, 2009, Plaintiffs served a settlement demand letter upon WellCare.

In a report dated November 20, 2009, the SLC summarized the conclusions of its investigation.  The SLC determined that “WellCare should pursue claims against its former senior officers Todd Farha, Thaddeus Bereday and Paul Behrens for breaches of their contractual and fiduciary duties to the Company.”  It further concluded that there was “no basis under either federal law or Delaware law to pursue claims against” the Independent Director Defendants, and that those claims should therefore be dismissed.  On December 23, 2009, the SLC filed a motion to realign WellCare as the plaintiff against Todd Farha, Paul Behrens and Thaddeus Bereday and to dismiss all claims against the Independent Director Defendants.

Beginning in October 2009, Plaintiffs and WellCare, through the SLC, engaged in extensive, hard-fought, and arm’s-length settlement negotiations, culminating in the execution of this Stipulation.

SCOPE OF PARTIAL SETTLEMENT

The Stipulation of Partial Settlement is being entered into between Plaintiffs, the Independent Director Defendants and WellCare.  A report based on an investigation conducted by the SLC concluded that the claims against the Independent Director Defendants should be dismissed as there was “no basis under either federal law or Delaware law to pursue claims against them.”  WellCare, through the SLC’s report, has also determined that certain claims against the Former Officers have merit and it intends to pursue them on its own behalf.  Upon approval by the Court of the Stipulation, all claims in the Action against the Independent Director Defendants will be dismissed and WellCare will be realigned as the plaintiff so that it can pursue claims against the Former Officers in the manner it deems appropriate and in the best interests of WellCare.  The Stipulation does not affect in any way WellCare’s claims against the Former Officers.  For their legal services to WellCare, Plaintiffs’ counsel will petition the Court for a Fee Award, as described below.

PLAINTIFFS’ COUNSELS’ POSITION CONCERNING SETTLEMENT

Plaintiffs believe that the claims asserted in the Action have merit.  Plaintiffs’ Counsel believes that the partial settlement set forth in the Stipulation confers substantial benefits upon WellCare and Current WellCare Shareholders.  Based on their evaluation, Plaintiffs’ Counsel has determined that the partial settlement set forth in the Stipulation is in the best interests of Plaintiffs, WellCare and Current WellCare Shareholders.

INDEPENDENT DIRECTOR DEFENDANTS’
POSITION CONCERNING SETTLEMENT

The Independent Director Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Action, including all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Action.  The Independent Director Defendants have further asserted that at all relevant times, they acted in good faith, and in a manner they reasonably believed to be in the best interests of WellCare and its Shareholders.

BENEFITS CONFERRED BY THE ACTION

The Settling Parties acknowledge that by bringing and pursuing the Action, Plaintiffs have benefited WellCare in at least the following ways:

1.           As a result of the Action, WellCare, through the SLC, has determined that certain claims against the Former Officers have merit and it intends to pursue them in the manner it deems appropriate and in the best interests of WellCare, which may result in a recovery by WellCare.

2.           As a result of the Action and the resulting SLC investigation, WellCare, through the SLC, decided not to remove the restrictions on certain stock that was to have been made available to the Former Officers.  The value of the restricted stock is in excess of $26.5 million at the time of the filing of this Stipulation.

3.           As a result of many factors and the filing of this Action, WellCare has made the following organizational changes that have strengthened WellCare’s compliance:

        (a)           the departure of Todd Farha, Paul Behrens and Thaddeus Bereday;

        (b)           the separation of the positions of Board Chairman and CEO and the creation of the new positions of Chief Compliance Officer, Chief Accounting Officer, and Chief Operating Officer;

        (c)           the creation of a Regulatory Compliance Committee as a standing committee of the Board.  The principal purpose of the Regulatory Compliance Committee is to assist the Board in overseeing the regulatory compliance program, which is focused on compliance with (1) federal and state laws, rules and regulations and (2) WellCare’s Code of Conduct and related policies;

        (d)           the adoption of a new charter for WellCare’s Disclosure Committee as well as new disclosure controls, policies and procedures.  The new procedures provide for a more comprehensive review of WellCare’s financial statement disclosures;

        (e)           the reorganization and strengthening of WellCare’s Corporate Compliance Committee.  Chaired by WellCare’s Chief Compliance Officer, the Committee is made up of other members of senior management, including the General Counsel, Chief Operating Officer and leaders of WellCare’s Medicare and Medicaid businesses.  The Corporate Compliance Committee reviews areas of legal, regulatory and compliance risk throughout WellCare and, under the oversight of the Regulatory Compliance Committee, is responsible for developing appropriate policies and procedures to address such risks;

        (f)            the creation of a new stand-alone Compliance Department that is under the supervision of the Chief Compliance Officer; and

        (g)           the launch of the iCare Program, a substantially revised and enhanced compliance program.  Some key features of the iCare Program include communication of WellCare’s mission and values to the entire organization and mandatory compliance training programs, or training modules, for all associates.

4.           As a sole result of this Action and Rosky v. Farha et al., Case No. 8:07-cv-1952-VMC-MAP (M.D. Fla.), WellCare has made the following additional corporate governance changes:

        (a)           the Board of Directors will adopt a resolution requiring that shareholders be permitted to ask questions of the members of the Board of Directors at WellCare’s annual meeting each year; and

                                    (b)          the Board of Directors will adopt a resolution making it a non-binding corporate policy that the positions of CEO and chairman be held by different individuals (which is the case currently).

ATTORNEY’S FEES AND EXPENSES OF PLAINTIFFS’ COUNSEL

WellCare and Plaintiffs negotiated the attorney’s fees that WellCare would pay to Co-Lead Counsel for Plaintiffs.  Subject to Court approval of the Settling Parties’ agreement, WellCare has agreed to pay or cause to be paid the Fee Award, in the sum of $562,500 to Co-Lead Counsel for Plaintiffs for their fees and expenses.

CONDITIONS TO SETTLEMENT

The Stipulation contains conditions, which must be satisfied for the parties to be required to complete the Settlement.  Those conditions are detailed in the Stipulation, which can be viewed on WellCare’s website at http://www.WellCare.com.

NOTICE OF HEARING ON PROPOSED PARTIAL SETTLEMENT

A Settlement Hearing will be held on June 22, 2010 at 2:45 p.m. before the Honorable Richard A. Nielsen, the Circuit Court of the Thirteenth Judicial Circuit in and for Hillsborough County, Florida, George E. Edgecomb Courthouse, 800 Twiggs Street, Tampa, Florida 33602.  The Settlement Hearing is for the purpose of determining: (1) whether the proposed partial settlement of the Action, as set forth in the Stipulation of Partial Settlement on file with the Court, should be approved by the Court as fair, reasonable and adequate to WellCare and its Shareholders, including Plaintiffs; (2) whether an Order and Final Judgment should be entered releasing the Released Persons from the Released Claims; and (3) whether the negotiated Fee Award should be awarded; and (4) any other matters that come before the Court.

The Court may adjourn the Settlement Hearing by oral announcement at such hearing or any adjournment without further notice of any kind.  The Court may approve the Settlement with or without modification, enter an Order and Final Judgment, and order the payment of the Fee Award without further notice of any kind.

THE RIGHT TO BE HEARD AT THE SETTLEMENT HEARING

Any WellCare Shareholder may appear at the Settlement Hearing, to inform the Court of any reason why the partial settlement of the Action embodied in the Stipulation should not be approved as fair, reasonable and adequate, or why the negotiated Fee Award should not be made.  No WellCare Shareholder shall be heard or entitled to contest the approval of the proposed partial settlement, or, if approved, the Order and Final Judgment entered on the Settlement, unless that WellCare Shareholder files written objections with the Court that provide: (1) the objector’s name, address and phone number; (2) the number of shares of WellCare common shares owned by the objector; (3) the date(s) of purchase(s) of such shares; (4) a detailed statement of the basis of the objection; (5) any supporting papers, including all documents and writings that the objector desires the Court to consider; (6) the names of any witnesses the objector plans to call to testify at the Settlement Hearing and the topics of the witness(es)’ likely testimony; (7) an identification of any case, by name, court and docket number, in which the objector, and his attorney, if any, has objected to a settlement in the last three years; and (8) a representation regarding whether the objector intends to appear at the Settlement Hearing. Any written objections and supporting materials must be filed with the Court on or before ten (10) business days prior to the Settlement Hearing, at:

Clerk of the Court
Circuit Court of the Thirteenth Judicial Circuit
in and for Hillsborough County, Florida
George E. Edgecomb Courthouse
800 Twiggs Street
Tampa, Florida 33602

Also on or before fourteen (14) business days prior to the Settlement Hearing, copies of any written objections and supporting materials must be sent to the following persons, by first class mail:

Co-Lead Counsel for Plaintiffs                                       Randall K. Pulliam
James Kauffman
CARNEY WILLIAMS BATES BOZEMAN & PULLIAM, PLLC
11311 Arcade Drive, Ste. 200
Little Rock, AR  72212

Kevin McLaughlin
WAGNER, VAUGHAN & MCLAUGHLIN
601 Bayshore Blvd., Ste. 910
Tampa, FL  33606

Counsel for the Special Litigation                                  Geoffrey R. Garinther
Committee of the Board of Directors                             VENABLE LLP
of Nominal Defendant  WellCare                                   575 7th Street, NW
Health Plans, Inc.                                                              Washington, DC 20004

James A. Dunbar
Daniel P. Moylan
VENABLE LLP
210 West Pennsylvania Avenue, Suite 500
Towson, Maryland 21204

Lansing C. Scriven
LANSING C. SCRIVEN, P.A.
442 W. Kennedy Blvd., Suite 280
Tampa, Florida 33606

Counsel for Nominal Defendant                                     Ronald S. Holliday
WellCare Health Plans, Inc.                                            S. Douglas Knox
DLA PIPER
100 North Tampa St., Suite 2220
Tampa, Florida 33602

George Mernick, III
HOGAN LOVELLS
555 Thirteenth Street NW
Washington DC 20004-1109

Counsel for Defendants Regina                                      Katherine Earle Yanes
Herzlinger, Kevin Hickey, Alif                                        James E. Felman
Hourani, Ruben Jose King-Shaw, Jr.,                            KYNES, MARMAN & FELMAN, PA
Christian Michalik and Neal                                          100 S. Ashley Dr., Ste 1300
Moszkowski                                                                         Tampa, Florida 33601

J. Bradley Bennett
Emma E. Kuntz
BAKER BOTTS LLP
1229 Pennsylvania Avenue, N.W.
Washington, DC 20004

Counsel for Defendant Todd S. Farha                           Thomas C. Newkirk
Michael K. Lowman
JENNER & BLOCK LLP
1099 New York Avenue, N.W.
Washington, DC 20001

Douglas J. Titus, Jr.
GEORGE & TITUS, PA
100 S. Ashley Dr., Ste. 1290
Tampa, Florida 22602

Howard S. Suskin
JENNER & BLOCK LLP
353 North Clark Street
Chicago, Illinois 60654-3456

Any WellCare Shareholder wishing to be heard at the Settlement Hearing must also include a notice of intention to appear at the Settlement Hearing with such Shareholder’s written objection.

Any WellCare Shareholder who does not make his, her or its objection in substantially the manner provided in the preceding paragraph of this Order shall be deemed to have waived such objection and shall forever be foreclosed from: (i) making any objections to the fairness, adequacy, or reasonableness of the Settlement; or (ii) making any objections to the fairness and reasonableness of the Fee Award.

FURTHER INFORMATION

Further information regarding the Action and this Notice may be obtained by writing Plaintiffs’ Co-Lead Counsel: Randall K. Pulliam, Esq., James Kauffman, Esq., Carney Williams Bates Bozeman & Pulliam, PLLC, 11311 Arcade Drive, Ste. 200, Little Rock, Arkansas 72212; and Kevin McLaughlin, Esq., Wagner, Vaughan & McLaughlin, 601 Bayshore Blvd., Ste. 910, Tampa, Florida 33606.

The pleadings and other records of the Action as well as the Stipulation filed with the Court may be examined and copied at any time during regular office hours at the Clerk of the Court, Circuit Court of the Thirteenth Judicial Circuit in and for Hillsborough County, Florida, George E. Edgecomb Courthouse, 800 Twiggs Street, Tampa, Florida 33602.  Additionally, the Stipulation, this Notice and certain other settlement related documents may be examined on WellCare’s website: http://www.WellCare.com.

Please Do Not Telephone The Court or The Clerk’s Office Regarding This Notice.

Dated: May 7, 2010	BY ORDER OF THE CIRCUIT COURT OF THE THIRTEENTH JUDICIAL CIRCUIT IN AND FOR HILLSBOROUGH COUNTY, FLORIDA